                                                                      EXHIBIT 32

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Registrant's annual report on Form 10-K for the fiscal year ended May 31, 2005

Certification of Chief Executive Officer
-------------------------------------

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NIKE, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (i) the Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2005                         WILLIAM D. PEREZ
                                          ------------------------------------
                                             William D. Perez
                                             Chief Executive Officer

Certification of Chief Financial Officer
--------------------------------------

        Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NIKE, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (i) the Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: July 29, 2005                        DONALD W. BLAIR
                                          ------------------------------
                                              Donald W. Blair
                                              Chief Financial Officer